SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 23, 2005
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey               0-50467               52-2413926
--------------------------------------------------------------------------------
(State or other jurisdiction   (File  No.)  (IRS Employer Identification Number)
of incorporation)


310 North Avenue East, Cranford, New Jersey                     07016
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

         On August 24, 2005, Synergy Financial Group, Inc. (the "Registrant") announced that the Company's Board of Directors approved the appointment of A. Richard Abrahamian as Senior Vice President and Chief Financial Officer of the Registrant and its wholly-owned subsidiary, Synergy Bank (the "Bank"), at its August 23, 2005 meeting.

         Mr. Abrahamian, age 46, joined the Bank in July, 2005 as Senior Vice President of Finance and Accounting. He was formerly a senior vice president with PNC Bank, responsible for evaluating opportunities for expansion and performance enhancement within the bank's retail banking network. Prior to that, he was Senior Vice President and Chief Accounting Officer at UnitedTrust Bank and Vice President and Controller at its parent company, United National Bancorp, from August, 1992 until their acquisition by PNC Bank in January, 2004.

         Mr. Abrahamian earned a BS in Accounting and a MBA in Finance from Fairleigh Dickinson University and is a graduate of the University of Delaware's Stonier Graduate School of Banking.

         Synergy Bank has entered into a change in control severance agreement with Mr. Abrahamian. The agreement has a term of three years and provides for an annual extension of the term of the agreement upon determination of the Board of Directors that Mr. Abrahamian's performance has met the requirements and standards of the Board. If Mr. Abrahamian's employment is terminated within twelve months of a change in control of the Bank, he will receive severance benefits equal to approximately three times his average annual compensation, provided, however that any payments under the agreements will be reduced as may be necessary to not exceed the tax deductible limits under Section 280G of the Code.

         A copy of the press release announcing Mr. Abrahamian is furnished with this Form 8-K as exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number            Description
------            -----------
99                Press Release dated August 24, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          SYNERGY FINANCIAL GROUP, INC.



Date: August 24, 2005                       By:     /s/Kevin A. Wenthen
                                                    ----------------------------
                                                    Kevin A. Wenthen
                                                    Senior Vice President and
                                                    Chief Administrative Officer